NATIXIS FUNDS

Supplement dated February 1, 2021 to the Natixis Funds Prospectus and Summary Prospectuses, each dated February 1, 2021, as may be revised or supplemented from time to time, for the following funds:

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Credit Income Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Strategic Income Fund

Effective immediately, the information in the subsection entitled “Class A and C Shares” within the section entitled “Purchase and Sale of Fund Shares” within each Summary Prospectus and Prospectus is amended and restated as follows:

The minimum investment requirements for Class A shares may be waived or lowered for investments effected through certain financial intermediaries that have entered into special arrangements with Natixis Distribution, L.P. (the “Distributor”). Consult your financial intermediary for additional information regarding the minimum investment requirement applicable to your investment.